                                      Ex-99
                                  Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Declaration of Trust, restated March 1, 1998 and amended March 1, 1999 (filed as Exhibit a to Post-Effective
            Amendment No. 7 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on April 1, 1999, and incorporated herein by reference).

EX-99.a2    Amendment No. 1 to the Amended and Restated Declaration of Trust,
            dated March 6, 2001 (filed as Exhibit a2 to Post-Effective Amendment
            No. 12 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-65170, filed on April 19, 2001, and incorporated herein by reference).

EX-99.a3    Amendment No. 2 to the Amended and Restated Declaration of Trust,
            dated August 1, 2001 (filed as Exhibit a3 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.a4    Amendment No. 3 to the Amended and Restated Declaration of Trust,
            dated December 14, 2001 (filed as Exhibit a4 to Post-Effective
            Amendment No. 16 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.a5    Amendment No. 4 to the Amended and Restated Declaration of Trust,
            dated May 8, 2002.

EX-99.b     Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit
            b2 to Post-Effective Amendment No. 23 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1    Management Agreement (Investor Class) between American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.,
            dated August 1, 1997 (filed as Exhibit 5 to Post-Effective Amendment
            No. 33 to the Registration Statement on Form N-1A of American
            Century Government Income Trust, File No. 2-99222, filed on July 31,
            1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust and American Century Investment Management,
            Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on March
            26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust and American Century Investment Management,
            Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective
            Amendment No. 39 to the Registration Statement on Form N-1A of
            American Century Government Income Trust, File No 2-99222, filed on
            July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            INC. and American Century Investment Management, Inc., dated
            September 16, 2000 (filed as Exhibit d4 to Post-Effective Amendment
            No. 30 to the Registration Statement on Form N-1A of American
            Century California Tax-Free and Municipal Funds, File No. 2-82734,
            filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated August
            1, 2001 (filed electronically as Exhibit d5 to Post-Effective
            Amendment No. 44 to the Registration Statement on Form N-1A of the
            Registrant, File No. 2-99222, filed on July 31, 2001, and
            incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated
            December 3, 2001 (filed electronically as Exhibit d6 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-65170, filed on November
            30, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management Agreement (Investor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust, American Century Variable Portfolios II,
            Inc. and American Century Investment Management, Inc., dated July 1,
            2002.

EX-99.d8    Management Agreement (Advisor Class) between American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.,
            dated August 1, 1997 and amended as of June 1, 1998 (filed as
            Exhibit d3 to Post-Effective Amendment No. 9 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d9    Amendment No. 1 to the Management Agreement (Advisor Class) between
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Quantitative Equity Funds, American Century
            Target Maturities Trust and American Century Investment Management,
            Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 36 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 18, 2001, and incorporated herein by reference).

EX-99.d10   Amendment No. 2 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.
            dated August 1, 2001 (filed electronically as Exhibit d8 to
            Post-Effective Amendment No. 44 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d11   Amendment No. 3 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.
            dated December 3, 2001 (filed electronically as Exhibit d10 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-65170, filed on November
            30, 2001, and incorporated herein by reference).

EX-99.d12   Amendment No. 4 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Quantitative Equity Funds, American Century Target
            Maturities Trust and American Century Investment Management, Inc.,
            dated July 1, 2002.

EX-99.d13   Management Agreement (C Class) between American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            Investment Trust, American Century Quantitative Equity Funds,
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.d14   Amendment No. 1 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated August 1, 2001
            (filed electronically as Exhibit d10 to Post-Effective Amendment No.
            44 to the Registration Statement on Form N-1A of the Registrant,
            File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d15   Amendment No. 2 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated December 3, 2001
            (filed electronically as Exhibit d13 to Post-Effective Amendment No.
            16 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d16   Amendment No. 3 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated July 1, 2002.

EX-99.d17   Management Agreement (Institutional Class) between American Century
            Quantitative Equity Funds and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as an Exhibit to
            Post-Effective Amendment No. 20 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d18   Amendment to the Management Agreement (Institutional Class) between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on April 27, 2000, and incorporated herein by reference).

EX-99.d19   Amendment No. 1 to the Management Agreement (Institutional Class)
            between American Century Quantitative Equity Funds, American Century
            Investment Trust and American Century Investment Management, Inc.,
            dated August 1, 2001 (filed as Exhibit d13 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.d20   Amendment No. 2 to the Management Agreement (Institutional Class)
            between American Century Quantitative Equity Funds, American Century
            Investment Trust, American Century Government Income Trust and
            American Century Investment Management, Inc. (filed as Exhibit d17 to Post-Effective Amendment No. 46 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on March 4, 2002, and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century California Tax-Free and Municipal Funds, American Century Capital Portfolios, Inc.,
            American Century Government Income Trust, American Century
            International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Mutual Funds,
            Inc., American Century Premium Reserves, Inc., American Century
            Quantitative Equity Funds, American Century Strategic Asset
            Allocations, Inc., American Century Target Maturities Trust,
            American Century Variable Portfolios, Inc., American Century World
            Mutual Funds, Inc. and American Century Investment Services, Inc.,
            dated March 13, 2000 (filed as Exhibit e7 to Post-Effective
            Amendment No. 17 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Premium Reserves, Inc.,
            American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc. and American Century
            Investment Services, Inc., dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Premium Reserves, Inc.,
            American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.,
            dated November 20, 2000 (filed as Exhibit e10 to Post-Effective
            Amendment No. 29 to the Registration Statement on Form N-1A of
            American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Premium Reserves, Inc.,
            American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.,
            dated March 1, 2001 (filed as Exhibit e4 to Post-Effective Amendment
            No. 35 to the Registration Statement on Form N-1A of American
            Century Target Maturities Trust, File No. 2-94608, filed on April
            17, 2001, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Premium Reserves, Inc.,
            American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.,
            dated April 30, 2001 (filed as Exhibit e5 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust, File No. 2-94608, filed on
            April 17, 2001, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Premium Reserves, Inc.,
            American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.
            dated May 24, 2001 (filed as Exhibit e6 to Post-Effective Amendment
            No. 21 to the Registration Statement on Form N-1A of American
            Century Capital Portfolios, Inc., File No. 33-64872, filed on July
            30, 2001, and incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Premium Reserves, Inc.,
            American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.
            dated August 1, 2001 (filed as Exhibit e7 to Post-Effective
            Amendment No. 21 to the Registration Statement on Form N-1A of
            American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.e8    Amendment No. 7 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Quantitative Equity Funds,
            American Century Strategic Asset Allocations, Inc., American Century
            Target Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.,
            dated December 3, 2001 (filed as Exhibit e8 to Post-Effective
            Amendment No. 16 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.e9    Amendment No. 8 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Quantitative Equity Funds,
            American Century Strategic Asset Allocations, Inc., American Century
            Target Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.,
            dated March 1, 2002 (filed as Exhibit e9 to Post-Effective Amendment
            No. 96 to the Registration Statement on Form N-1A of American
            Century Mutual Funds, Inc., on February 28, 2002, File No. 2-14213).

EX-99.e10   Amendment No. 9 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Quantitative Equity Funds,
            American Century Strategic Asset Allocations, Inc., American Century
            Target Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.,
            dated March 6, 2002 (filed as Exhibit e10 to Post-Effective
            Amendment No. 96 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., on February 28, 2002, File No.
            2-14213).

EX-99.e11   Amendment No. 10 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds, American Century
            Capital Portfolios, Inc., American Century Government Income Trust,
            American Century International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Mutual Funds, Inc., American Century Quantitative Equity Funds,
            American Century Strategic Asset Allocations, Inc., American Century
            Target Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century World Mutual Funds, Inc., American Century Variable
            Portfolios II, Inc. and American Century Investment Services, Inc.,
            dated July 1, 2002.

EX-99.g1    Master Agreement by and between Commerce Bank, N.A. and Twentieth
            Century Services, Inc., dated January 22, 1997 (filed as Exhibit B8e to Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit B8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation, dated as of August 1,
            1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation,
            dated as of June 29, 1998 (filed as Exhibit B9b to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation,
            dated November 20, 2000 (filed as Exhibit h4 to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation
            dated August 1, 2001 (filed electronically as Exhibit h5 to
            Post-Effective Amendment No. 44 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation
            dated December 3, 2001 (filed electronically as Exhibit h6 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-65170, filed on November
            30, 2001, and incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation,
            dated July 1, 2002.

EX-99.h7    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 19,
            2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2    Consent of Deloitte & Touche LLP.

EX-99-j3    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as
            Exhibit b11 to Post-Effective Amendment No. 5 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on June 27, 1997, and incorporated herein by reference).

EX-99.j4    Power of Attorney, dated September 16, 2000 (filed as Exhibit j3 to
            Post-Effective Amendment No. 11 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-65170, filed on February
            22, 2001, and incorporated herein by reference).

EX-99.j5    Opinion and Consent of Counsel as to the tax matters and
            consequences to shareholders with respect to the Premium Government
            Reserve Fund and Premium Capital Reserve Fund, each a portfolio of
            American Century Premium Reserves, Inc., in connection with their reorganization into the Premium Money Market Fund, a portfolio of the Registrant.

EX-99.j6    Opinion and Consent of Counsel as to the tax matters and
            consequences to shareholders with respect to the Intermediate-Term
            Bond Fund and Bond Fund, each a portfolio of American Century Mutual
            Funds, Inc., and Premium Bond, a portfolio of American Century
            Premium Reserves, Inc., in connection with their reorganization into the Diversified Bond Fund, a portfolio of the Registrant.

EX-99.j7    Opinion and Consent of Counsel as to the tax matters and
            consequences to shareholders with respect to the High-Yield Fund, a portfolio of American Century Mutual Funds, Inc., in connection with their reorganization into the High-Yield Fund, a portfolio of the
            Registrant.

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century Investment Trust,
            American Century International Bond Fund, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds
            (Advisor Class), dated August 1, 1997 (filed as Exhibit m1 to
            Post-Effective Amendment No. 32 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2    Amendment to Master Distribution and Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class), dated June 29, 1998 (filed as Exhibit
            m2 to Post-Effective Amendment No. 32 to the Registration Statement
            on Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class) dated August 1, 2001 (filed as Exhibit
            m3 to Post-Effective Amendment No. 44 to the Registration Statement
            on Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
            2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class) dated December 3, 2001 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 16 to
            the Registration Statement on Form N-1A of the Registrant, File No.
            33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class), dated July 1, 2002.

EX-99.m6    Master Distribution and Individual Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds (C
            Class), dated September 16, 2000 (filed as Exhibit m3 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m7    Amendment No. 1 to Master Distribution and Individual Shareholder
            Services Plan of American Century Government Income Trust, American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Municipal Trust, American Century
            Target Maturities Trust and American Century Quantitative Equity
            Funds (C Class), dated August 1, 2001 (filed electronically as
            Exhibit m5 to Post-Effective Amendment No. 44 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m8    Amendment No. 2 to Master Distribution and Individual Shareholder
            Services Plan of American Century Government Income Trust, American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Municipal Trust, American Century
            Target Maturities Trust and American Century Quantitative Equity
            Funds (C Class), dated December 3, 2001 (filed electronically as
            Exhibit m7 to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m9    Amendment No. 3 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class), dated December 3, 2001.

EX-99.n1    Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds, dated November 20, 2000 (filed as Exhibit n1 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds, dated August 1, 2001 (filed
            electronically as Exhibit n2 to Post-Effective Amendment No. 44 to
            the Registration Statement on Form N-1A of American Century
            Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds, dated December 3, 2001 (filed
            electronically as Exhibit n3 to Post-Effective Amendment No. 16 to
            the Registration Statement on Form N-1A of the Registrant, File No.
            33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds, dated December 3, 2001 (filed as Exhibit
            n4 to Post-Effective Amendment No. 46 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on March 4, 2002, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds, dated July 1, 2002.

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).